Exhibit 10.4

AMENDMENT NO. 2

TO

BRUSH ENGINEERED MATERIALS INC.

1995 STOCK INCENTIVE PLAN

(AS AMENDED MARCH 3, 1998)

Recitals

WHEREAS, Brush Engineered Materials Inc. (the “Company”) has adopted the Brush Engineered Materials Inc. 1995 Stock incentive Plan (As Amended March 3, 1998) (the “Plan).

WHEREAS, the Company now desires to amend the Plan further to add operating profit to the list of Management Objectives (“Amendment No. 2”); and

WHEREAS, the Board of Directors of the Company has approved this Amendment No. 1.

Amendment

NOW, THEREFORE, the Plan is hereby amended by this Amendment No. 1, effective as of February 1, 2005, as follows:

1. The enumerated list in the definition of “Management Objectives” in Section 2 of the Plan is amended to read as follows:

(i) return on invested capital;

(ii) (iii) (iv)	return on equity; return on operating assets; earnings per share;

(v) market value per share; and/or
(vi) operating profit.

2. Except as amended by Amendment No. 1, the Plan shall remain in full force and effect.